                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Atlantic International Entertainment Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                     200 East Palmetto Park Road, Suite 200
                            Boca Raton, Florida 33432

                                 October 9, 1998

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Atlantic International Entertainment, Ltd. (the "Corporation"), shall be held on November 6, 1998, at 10:00 a.m., Eastern time, in the Boca Raton Resort Hotel and Club at 501 East Camino Real, in the City of Boca Raton, Florida, 33432.

      The shareholders will deliberate and take action on the following matters:

      1. THE ELECT DIRECTORS TO SERVE FOR THE ENSUING YEAR OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE NOMINEES ARE NORMAN J. HOSKIN, RICHARD A. IAMUNNO, STEVEN BROWN, MARTIN V. MCCARTHY, JEFFREY L. HURWITZ, DR. LEONARD HAIMES, AND MARCEL GOLDING.

      2. TO RATIFY THE APPOINTMENT OF MOORE STEPHENS, P.C., AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

      3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

      The board of directors has fixed the close of business on September 29, 1998 as the shareholder of record date. Only those shareholders, which were shareholders of record at the close of business on September 29, 1998, will be entitled to vote in person or by proxy at the meeting or any adjournment thereof.

      All stockholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the Annual Meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the meeting and sign, date, and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all of your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

      We look forward to seeing you at the Annual Meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS
                                   of Atlantic International Entertainment, Ltd.


                                   /s/ Norman J. Hoskin

                                   Norman J. Hoskin
                                   Chairman of the Board, Secretary,
                                   and Treasurer


Dated: September 18, 1998

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                     200 East Palmetto Park Road, Suite 200
                            Boca Raton, Florida 33432


                                 October 9, 1998

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Atlantic International Entertainment, Ltd. (the "Company" or "AIE") which will be held on November 6, 1998 at 10:00 a.m., Eastern standard time, in the Boca Raton Resort Hotel and Club at 501 East Camino Real, in the City of Boca Raton, Florida, 33432.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect seven (7) directors of the Company, and (ii) to ratify the appointment of Moore Stephens, P.C., as independent accountants of the Company for the fiscal year ending December 31, 1998.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

         After reading the Proxy Statement, please mark, date, sign, and return the enclosed proxy card in the accompanying reply envelope as promptly as possible but no later than November 6, 1998. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's 1997 Annual Report has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

         We look forward to seeing you at the Annual Meeting.



                                         Sincerely yours,


                                         /s/ Richard A. Iamunno


                                         Richard A. Iamunno
                                         President and Chief Executive Officer


Boca Raton, Florida
September 18, 1998


--------------------------------------------------------------------------------

                                   IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                           TO BE HELD NOVEMBER 6, 1998



                                     GENERAL


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Atlantic International Entertainment, Ltd., a Delaware Corporation (the "Company" or "AIE"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 6, 1998, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on September 29, 1998 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 10:00 a.m., Eastern standard time, at the Boca Raton Resort Hotel and Club at 501 East Camino Real, in the City of Boca Raton, Florida 33432.

         It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to stockholders on or about October 9, 1998.


                                  VOTING RIGHTS


         The close of business on September 29, 1998 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately 10,840,184 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 685 stockholders. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. In the election of Directors, however, cumulative voting is authorized for all stockholders if any stockholder gives notice at the meeting, prior to voting for the election of Directors, of his or her intention to cumulate votes. Under cumulative voting, a stockholder may cumulate votes and give to one nominee a number of votes equal to the number of Directors to be elected (seven at this meeting) multiplied by the number of votes to which such stockholder is entitled, or may distribute such number among any or all of the nominees. The seven candidates receiving the highest number of votes will be elected. The Board of Directors is soliciting discretionary authority to vote proxies cumulatively. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

         If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors, (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1 and 2 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

         An affirmative vote of a plurality of the shares present or represented at the meeting and entitled to vote is required for the election of directors. An affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for the ratification of appointment of Moore Stephens, P. C. as independent accountants of the Company. An automated system administered by the Company's transfer agent tabulates stockholder votes. Abstentions and broker non-votes each are included in determining the presence or absence of a quorum, and each is tabulated separately. Abstentions are counted as negative votes, whereas broker non-votes are not counted for purposes of determining whether Proposals 1 or 2 presented to stockholders have been approved.

                             REVOCABILITY OF PROXIES


         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                             SOLICITATION OF PROXIES


         The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.


         THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------


         At the Annual Meeting, seven directors (constituting the entire board) are to be elected to serve until the next Annual Meeting of Stockholders and until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the seven nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. There are seven nominees, each of whom is currently a director of the Company. All of the current directors were elected to the Board by the stockholders at the last annual meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The seven candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than seven nominees.


                                    NOMINEES


Set forth below is information regarding the nominees to the Board of Directors.

                                POSITION(S) WITH THE                                           FIRST ELECTED
NAME                                  COMPANY                          AGE                        DIRECTOR
----                            --------------------                   ---                     -------------

Norman J. Hoskin            Chairman of the Board,                      64                      July of 1996
                            Secretary, and Treasurer

Richard A. Iamunno          President, Chief Executive                  41                      July of 1996
                            Officer, and Director

Steven D. Brown             Director                                    51                      July of 1996

Dr. Leonard Haimes          Director                                    70                     October of 1997

Martin V. McCarthy          Director                                    42                      March of 1998

Jeffrey L. Hurwitz          Director                                    42                      March of 1998

Marcel Golding              Director                                    38                     August of 1998




            BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS


         NORMAN J. HOSKIN has served as the Chairman of the Board, Secretary and Treasurer since July 16, 1996 and served as Chairman of the Board, Secretary and Treasurer of Atlantic since its inception in 1994. Mr. Hoskin served as Senior Vice President of Rentar Industries Group from 1972 to 1982, one of the largest transportation, warehousing and banking conglomerates in the United States. Mr. Hoskin was former Chairman of the Board of Tapistron International and Director and Officer of Trinitech System, Consolidated Technologies, Spintek Gaming and American Artists Corporation. Mr. Hoskin is also a Director and Secretary of Aqua Care Systems.

         RICHARD A. IAMUNNO has served as a Director, the Chief Executive Officer and President since July 16, 1996 and served as a Director, the Chief Executive Officer and President of Atlantic since its inception in 1994. Prior to starting the Company, Mr. Iamunno was President of Ameristar International, an investment-banking firm that provided European-based companies with merger assistance into the U.S. public marketplace. Mr. Iamunno's business experience includes positions as Senior Director of Marketing and Vice President of Western Union Corporation. Mr. Iamunno has in the past served as a Director of Tapistron International, as a Director and officer of Trinitech Systems, Inc. Mr. Iamunno earned his Business degree from Drake University in Des Moines, Iowa.

         STEVEN D. BROWN was appointed a Director of the Company on July 16, 1996. Mr. Brown is the Chairman of American Artists Film Corporation, A Georgia-based public Company. Since 1989, Mr. Brown has been active in the development of feature film projects, through Movie America Corporation, a Georgia corporation which Mr. Brown helped organize and for which he served as President and Director until leaving that Company in 1991 to found American Artists Film Corporation.

         DR. LEONARD HAIMES was appointed Director of the Company in October of 1997. Since 1985, Dr. Haimes has been the Medical Director at the Haimes Centre Clinic in Boca Raton, Florida. As an expert in alternative care & medicine, Dr. Haimes is an often featured media speaker in the United States and Internationally. Dr. Haimes was formally the Chief of Staff of the Nevada Clinic of Preventative Medicine. Dr. Haimes has a medical degree from Hahnemann Medical College in Philadelphia, PA.

         MARTIN V. McCarthy was appointed a Director of the Company in March of 1998. Mr. McCarthy was the President and CEO of IDD Enterprises, L.P. The Company was recently sold to Dow Jones and Company. Mr. McCarthy has been a pioneer in the online world for almost two decades. He has led organization of scale that have created, commercialized and deployed leading edge technologies in the areas of communications, information services and transactions. Prior to joining IDD in 1988, Mr. McCarthy served as Vice President of Office Message and Information Services at Western Union and was the youngest corporate officer in the firm's 130 year history. Mr. McCarthy has an MBA from Harvard University.

         JEFFREY L. HURWITZ was appointed a Director of the Company in March of 1998. Mr. Hurwitz had been the Managing Director of South African based Clinic Holdings since 1987. While at Clinic Holdings, the Company grew to 26 Hospitals with annual turnover of over $370,000,000. In November 1997 Mr. Hurwitz left Clinic Holdings under the terms of Agreement of Sale of the Company. Prior to Clinic Holdings Mr. Hurwitz was employed as a Chartered Accountant with Deloitte & Touche. Mr. Hurwitz graduated from the University of Witwatersrand in South Africa with degrees in Commerce and Accounting.

         MARCEL GOLDING was appointed a Director of the Company in August of 1998. Mr. Golding is Chairman of Hosken Consolidated Investments (HCI) and Softline Holdings, as well as being a Director of JCI and Global Capital, which are all listed companies on the Johannesburg Stock Exchange. In addition, he was the founding chairman of the Mineworkers Investment Company (linked to the National Union of Mineworkers), one of the two pioneering trade union investment companies in South Africa. He was elected the first Deputy General Secretary of the union in 1987 at the age of 26, and was re-elected on three additional occasions to this post of the Country's largest trade union. From 1994 to 1997 he served as a Member of Parliament, where he chaired the Minerals and Energy Committee and the Audited Commission, the oversight committee of the office of the Auditor-General. Mr. Golding holds a post graduate degree from the University of Cape Town.

                          BOARD MEETINGS AND COMMITTEES

         The Board held four (4) meetings during the year ended December 31, 1997. In addition, from time to time during such year, the members of the Board acted by unanimous written consent. Each member of the Board of Directors, who served during all of fiscal 1997, attended or participated in more than seventy-five (75%) or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year and (ii) the total number of meetings held by all committees on which such director served during the past fiscal year. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee and a Compensation Committee. The entire Board of Directors performs the typical functions of such committees.

         The Audit Committee of the Board of Directors held one (1) meeting during fiscal 1997. The Audit Committee, which is currently comprised of Norman Hoskin, Jeff Hurwitz and Dr. Leonard Haimes recommends engagement of the Company's independent accountants, approves services performed by such accountants and reviews and evaluates the Company's accounting system and its system of internal controls.

         The Compensation Committee of the Board of Directors held one (1) meeting during fiscal 1997 and approved grants of options by written consent on a monthly basis. The Compensation Committee, which is currently comprised of Steve Brown and Martin McCarthy, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.


                              DIRECTOR COMPENSATION

         The Company does compensate directors and executive officers of the Company for service on the Board of Directors. Directors and executive officers receive $1,500 per meeting and are reimbursed for their expenses incurred in attending meeting of the Board of Directors.




         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 2:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------


         The Company is asking the stockholders to ratify the selection of Moore Stephens, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 1998. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Moore Stephens, P.C.

         In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.


         On January 30, 1997, the Board of Directors of the Company dismissed Buchbinder Tunick & Company LLP as independent accountants to the Company and on March 5, 1997 appointed Moore Stephens, P.C. as the new independent accountants to the Company. Buchbinder Tunick & Company LLP has not reported on any of the Company's financial statements. Since, December 19, 1996 (the date on which Buchbinder Tunick & Company LLP was engaged as the Company's independent accountants), there were no disagreements between the Company and Buchbinder Tunick & Company LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Buchbinder Tunick & Company LLP would have caused Buchbinder Tunick & Company LLP to make a reference to the subject matter of the disagreements in connection with its reports.


         Moore Stephens, P.C. has audited the Company's financial statements for the year ended December 31, 1997. Its representatives are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF MOORE STEPHENS, P.C., TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 30, 1998 by (i) all persons known by the Company to be beneficial owners of five percent (5%) or more of its outstanding Common Stock, (ii) each director of the Company and each nominee for director, (iii) the Chief Executive Officer and officers of the Company serving as such as of the end of the last fiscal year whose compensation for such year was in excess of $100,000, and (iv) all executive officers and directors of the Company as a group. As of June 30, 1998, there were outstanding 10,840,184 shares of the Common Stock of the Company.



                                                       AMOUNT OF BENEFICIAL OWNERSHIP
                                              -----------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER(2)       NUMBER OF SHARES               PERCENT OF CLASS
---------------------------------------       ----------------               ----------------

Norman J. Hoskin                                 1,115,935                        11.53%

Richard A. Iamunno                               1,133,270                        11.71%

Steven D. Brown                                     50,000                        *0.52%

Martin V. McCarthy                                  10,000                        *0.10%

Jeffrey L. Hurwitz                                     N/A

Dr. Leonard Haimes                                   8,333                        *0.09%

Marcel Golding                                         N/A                         ____

The AWIXA Trust                                  1,161,536                         12.0%
C/o Mello, Hollis, Jones & Martin
31 Church Street
Hamilton, Bermuda

The Kunni Lemmel Trust                           1,154,868                        11.94%
C/o Mello, Hollis, Jones & Martin
31 Church Street
Hamilton, Bermuda

All Officers and Directors as a Group            2,317,538                        23.95%
(5 persons)




         *Less than 1% of the outstanding Common Stock

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock, of which such individual has the right to acquire beneficial ownership either currently or within 60 days after September 29, 1998, including, but not limited to, upon the exercise of an option. Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2) Unless otherwise indicated, all addresses are at the Company's office at 200 East Palmetto Park Rd., Suite 200, Boca Raton, Florida 33432.

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1997 fiscal year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1997 fiscal year, the Company believes that all executive officers and Board members complied with all their reporting requirements under Section 16(a) for such fiscal year.


                                   FORM 10-KSB

         THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-KSB WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MAY 20, 1998. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD., ATTN: CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 EAST PALMETTO PARK ROAD, SUITE 200, BOCA RATON, FLORIDA 33432.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION


  SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION (1)

         The following table provides certain summary information concerning the compensation earned, by (i) the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. Such individuals will be hereafter referred to as the Named Executive Officers. No other executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 1997 fiscal year has resigned or terminated employment during that fiscal year.



                                        SUMMARY COMPENSATION TABLE LONG-TERM
                      ------------------------------------------------------------------------
                          NAME AND
                      PRINCIPAL POSITION               YEAR          SALARY($)       BONUS($)
                      ------------------               ----          ---------       --------

            Richard A. Iamunno...................      1998           $144,000          --
              President and Chief                      1997            $91,000        $75,700
              Executive Officer                        1996         (2)$63,000          --

            Norman J. Hoskin.....................      1998           $144,000          --
              Chairman of the Board, Secretary,        1997            $91,000        $75,700
              and Treasurer                            1996         (2)$63,000          --




----------

         (1) The columns for "Other Annual Compensation" and "Long-term Compensation" have been omitted, as there is no compensation required to be reported in such columns. The aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of salary and bonus. In addition, the Option Grants in Last Year Table and Aggregated Option Exercises in Last Year and Year End Option Values Table have been omitted as the above named executive officer was not granted any options during the last year and owns no options.

         (2) Represents salary paid for services rendered as an executive of Atlantic International Capital, Ltd., a wholly-owned subsidiary of the Company.


STOCK OPTIONS

         On January 1, 1997, the Company adopted an Incentive Stock Option Plan for Employees, Directors, Consultants, and Advisors (the "Plan"). The Plan will expire December 31, 2006 unless further extended by appropriate action of the Board of Directors. Employees, directors, consultants and advisors of the Company, or any of its subsidiary corporations, are eligible for participation in the Plan. The Plan provides for stock to issued pursuant to options granted and shall be limited to 250,000 shares of Common Stock, $.001 par value. The shares have been reserved for issuance in accordance with the terms of the Plan. The exercise of these options may be for all or any portion of the option and any portion not exercised will remain with the holder until the expiration of the option period. The options granted in 1997 expire on December 23, 2002.

         The following table contains information concerning the stock option grants made to each of the named executive officers and employees for fiscal 1997.

                              INDIVIDUAL GRANTS (1)


                                    Number of
                                    Securities         % of Total Options
                                Underlying Options    Granted to Employees    Exercise Price
              Name                  Granted (#)           in Fiscal Year         ($/Sh)(3)      Expiration Date
         --------------------- --------------------- ----------------------- ----------------- -----------------
         Norman Hoskin                50,000                 28.57%               $3.25            12/23/02
         Richard Iamunno              50,000                 28.57%               $3.25            12/23/02
         David Halaburda              50,000                 28.57%               $3.25            12/23/02
         Eithne Keane                 25,000                 14.28%               $3.25            12/23/02



         The Company applies Accounting Principles Board Option No. 25, Accounting for Stock Issued to Employees, and related interpretations, for stock options issued to employees in accounting for its stock option plans. The exercise price of certain options issued during 1997 was the market price at the date of grant. Accordingly, no compensation expense has been recognized for the Company's stock-based compensation plans for the fiscal year 1997.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and other key employees and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board. The Compensation Committee also has the exclusive responsibility for the administration of the Company's 1997 Stock Option Plan under which grants may be made to executive officers and other key employees. The Compensation Committee is comprised of the entire Board of Directors.

GENERAL COMPENSATION POLICY

         The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial and individual performance targets, and (iii) stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or defined benefit pension plans.

OTHER

         No Director or Executive Officer is involved in any material legal proceeding in which he is a party adverse to the Company or has a material interest adverse to the Company.

                EMPLOYEMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEEMENTS


         The Company currently has employment agreements with Messrs. Iamunno and Hoskin pursuant to which they will continue to serve as the Company's President and Chief Executive Officer, Chairman of the Board, Secretary, and Treasurer respectively. It is anticipated that as compensation for their services, the Company will pay Messrs. Iamunno and Hoskin base salaries of $144,000 each per annum, respectively which shall be subject to annual increases of 10%. The agreements will continue for two years and will expire in the year 2000. Other than the aforementioned agreements, the Company has not entered into any other employment agreement with any of its officers, directors, or any other persons and no such agreements are anticipated in the immediate future.


              COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 1997 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be paid to the Company's executive officers for the 1998 fiscal year will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         The Company's Common Stock has been quoted on the NASDAQ, OTC Bulletin Board since July 25, 1996. Prior to July 25, 1996, the Company believes that its Common Stock last traded in a public market in approximately 1987. The Company's current symbol is "AIEE".

         The following table sets forth, for the periods indicated the highest and lowest bid prices for the Common Stock, as reported by the NASDAQ OTC Bulletin Board. The prices reported reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not reflect actual transactions. The prices have been adjusted to reflect a 3 for 1 reverse split of the Company's Common Stock in November 1996.


                         CALENDAR 1997                  HIGH              LOW
                         -------------                  ----              ---
               First Quarter                           10                 1.5
               Second Quarter                           8.25              1.468
               Third Quarter                            5.25              3.25
               Fourth Quarter                           5.25              2.75

                         CALENDAR 1998                  HIGH              LOW
                         -------------                  ----              ---

               First Quarter                            4.87              3.0
               Second Quarter                           4.34              3.63




         As of SEPTEMBER 29, 1998, there were approximately 340 (PENDING TABULATION) holders of record of the Company's Common Stock. This number does not include an indeterminate number of shareholders whose shares are held by brokers in "street name".

         The Company has not paid any cash dividends on the Common Stock in the past and the Board of Directors does not anticipate declaring any cash dividends on the Common Stock in the foreseeable future. The Company currently intends to utilize any earnings it may achieve for the development of its business and working capital purposes.


                              CERTAIN TRANSACTIONS

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company intends that all future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER BUSINESS


         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         The enclosed proxy gives the Proxy Committee discretionary authority to vote your shares in accordance with its best judgment with respect to all additional matters which might come before the annual meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals omitted from the Proxy Statement and form of proxy pursuant to the Proxy Rules of the Securities and Exchange Commission and matters related to the conduct of the meeting. At the time this Proxy Statement went to press, the Board of Directors was not aware of any such matter, which would be presented for action at the meeting.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of stockholders to be held in 1999 must be received by on or before April 1, 1999 in order to be included in the proxy statement and proxy relating to that meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  of Atlantic International Entertainment, Ltd.


                                  /s/ Norman J. Hoskin

                                  Norman J. Hoskin
                                  Chairman of the Board, Secretary,
                                  and Treasurer

                                  September 29, 1998



                                    IMPORTANT

         IF YOU ARE GOING TO VOTE BY MAIL, WE ENCOURAGE YOU TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY CARD. HOWEVER, YOU DO NOT NEED TO MARK ANY BOXES IF YOU WISH TO VOTE ACCORDING TO THE BOARD OF DIRECTORS' RECOMMENDATIONS; JUST SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE GOING TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, SIMPLY FOLLOW THE INSTRUCTIONS ON THE ENCLOSED FORM. THANK YOU FOR YOUR COOPERATION AND YOUR PROMPT RESPONSE.

                                                                      APPENDIX A
                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 6, 1998

    The undersigned shareholder(s) hereby appoints Richard A. Iamunno, President of the Corporation, or in lieu of the foregoing, Norman J. Hoskin, Secretary of the Corporation, and each of them, each with the power of substitution, authorized to represent and to vote the stock of the undersigned at the Annual Meeting of its stockholders to be held on November 6, 1998 and any adjournments thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

MARK THIS BOX IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD. [ ]

RECORD DATE SHARES:

THE BOARD OF DIRECTORS RECOMMENDS VOTE FOR THE PROPOSALS.

1.  Election of Directors: Norman J. Hoskin, Richard A. Iamunno, Steven Brown,
                           Marcel Golding, Martin V. McCarthy, Jeffrey L. Hurwitz, and Dr. Leonard Haimes

            FOR [ ]            WITHHOLD [ ]            FOR EXCEPT [ ]

 To withhold authority to vote for any individual nominee while voting for the remainder, write this nominees name in the space following:

--------------------------------------------------------------------------------

2. Appointment of Moore Stephens, P.C., as independent accountants.

  [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

                     CONTINUED AND TO BE SIGNED ON REVERSE

3. VOTED on such matters as may properly come before the Meeting of any adjournment thereof.

THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES FOR THE PROPOSALS ON THE REVERSE SIDE.

   PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

                                             NOTE: Please sign as name appears.
                                             Joint owners should each sign.

                                             Dated:                     , 1998
                                                    --------------------

                                             -----------------------------------
                                                  Signature of Shareholder

                                             -----------------------------------
                                                     Co-owners sign here

                                             WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                             PLEASE GIVE FULL TITLE AS SUCH. IF
                                             SIGNER IS A CORPORATION, PLEASE
                                             SIGN WITH THE FULL CORPORATION NAME
                                             BY DULY AUTHORIZED OFFICER OR
                                             OFFICERS.